UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2012 (November 30, 2012)

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive, Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported on its Current Report on Form 8-K dated November 30, 2012 and filed on December 4, 2012, Crown Castle International Corp., a Delaware corporation (“Crown Castle” or the “Company”) through certain of its wholly owned subsidiaries, completed its acquisition of the exclusive right to lease, operate or otherwise acquire approximately 7,100 wireless communication sites (“Sites”) from T-Mobile USA, Inc., a Delaware corporation and a subsidiary of Deutsche Telekom, AG (“T-Mobile”), and certain T-Mobile subsidiaries for approximately $2.486 billion in cash (subject to certain post-closing adjustments) (“T-Mobile Transaction”).

The descriptions of the T-Mobile Transaction and the related agreements, as set forth in Item 1.01 of Crown Castle’s Current Report on Form 8-K dated September 28, 2012 and filed on October 2, 2012, as supplemented by Crown Castle’s Current Report on Form 8-K dated November 30, 2012 and filed on December 4, 2012, are incorporated herein by reference.

This Current Report on Form 8-K/A is being filed to provide, and amends Crown Castle’s Current Report on Form 8-K dated November 30, 2012 and filed on December 4, 2012 to include, the financial statements and pro forma financial information relating to the T-Mobile Transaction set forth below under Item 9.01. Such financial statements and information should be read in conjunction with Crown Castle’s Current Report on Form 8-K dated November 30, 2012 and filed on December 4, 2012.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of real estate operations acquired

The Statement of Revenue and Certain Expenses of T3 Sites, a component of T-Mobile, for the year ended December 31, 2011, with independent auditors report thereon, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The Unaudited Statement of Revenue and Certain Expenses of T3 Sites for the nine months ended September 30, 2012, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro forma financial information

The Unaudited Pro Forma Condensed Combined Balance Sheet of Crown Castle as of September 30, 2012 and the Unaudited Pro Forma Condensed Combined Statement of Operations of Crown Castle for the year ended December 31, 2011 and the nine months ended September 30, 2012 are filed as Exhibit 99.3 to this Current Report on Form 8-K. The Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2011 is filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Statement of Revenue and Certain Expenses of T3 Sites for the year ended December 31, 2011, with independent auditors report thereon.

99.2	Unaudited Statement of Revenue and Certain Expenses of T3 Sites for the nine months ended September 30, 2012.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of Crown Castle as of September 30, 2012 and Unaudited Pro Forma Condensed Combined Statement of Operations of Crown Castle for the year ended December 31, 2011 and the nine months ended September 30, 2012.

99.4	Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: December 21, 2012

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants

99.1	Statement of Revenue and Certain Expenses of T3 Sites for the year ended December 31, 2011, with independent auditors report thereon.

99.2	Unaudited Statement of Revenue and Certain Expenses of T3 Sites for the nine months ended September 30, 2012.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of Crown Castle as of September 30, 2012 and Unaudited Pro Forma Condensed Combined Statement of Operations of Crown Castle for the year ended December 31, 2011 and the nine months ended September 30, 2012.

99.4	Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2011.

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